Exhibit 10.21

SECOND AMENDMENT TO
MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

FROM

SONTERRA OIL & GAS, INC. (f/k/a SONTERRA RESOURCES, INC.), a Delaware corporation

TO
WALTER H. WALNE, III, AS TRUSTEE

FOR THE BENEFIT OF

VIKING ASSET MANAGEMENT, LLC

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

A CARBON, PHOTOGRAPHIC, FACSIMILE OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN EXHIBIT A HERETO. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED. THE MORTGAGOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.

SECOND AMENDMENT TO
MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY
AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

THIS SECOND AMENDMENT TO MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this “Amendment”) is made as of the 14th day of February 2008, by SONTERRA OIL & GAS, INC. (f/k/a SONTERRA RESOURCES, INC.), a Delaware corporation, whose address for notice is 300 East Sonterra Boulevard, Suite 1220, San Antonio, Texas 78258 to WALTER H. WALNE, III, as Trustee, whose address for notice is 17 South Briar Hollow, Houston, Texas 77027 (“Trustee”), for the benefit of VIKING ASSET MANAGEMENT, LLC, a California limited liability company, 600 Montgomery Street, 44th Floor, San Francisco, CA 94111, on its own behalf and in its capacity as collateral agent for the benefit of the holders of the Notes (as defined in the Mortgage described below) (together with its successors and assigns, the “Mortgagee”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Mortgage describe below.

R E C I T A L S

A. Mortgagor has previously executed and delivered in favor of Mortgagee a certain Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement made as of August 3, 2007, and recorded on August 10, 2007 in the office of the County Clerk in Calhoun County, Texas as Instrument #107284 and on August 14, 2007 in the office of the County Clerk in Matagorda County, Texas as Instrument #03500175898001, Year 2007, No. 076321, as amended by that certain First Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement made as of August 29, 2007 and recorded on September 6, 2007 in the office of the County Clerk in Calhoun County, Texas as Instrument # 107792 and on September 18, 2007 in the office of the County Clerk in Matagorda County, Texas as Instrument 03500176874001, Year 2007, No. 077293 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Mortgage”), which Mortgage encumbers Mortgagor’s interest in the land legally described on Exhibit A attached hereto (the “Land”), in addition to various other real and personal property pledged to the Mortgagee as more fully described in the Mortgage.

B. Mortgagor and Mortgagee have agreed to modify the Mortgage upon the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency whereof are hereby acknowledged, the parties hereby agree as follows:

Recitals.

The Recitals set forth above are incorporated herein by this reference thereto as if fully set forth herein.

Amendment of Mortgage.

Effective as of the date hereof, Section 1.03 of the Mortgage is hereby amended by adding a clause (e) thereto to read as follows:

“(e) Payment of and performance of any and all indebtedness, obligations and liabilities of Mortgagor pursuant to that certain Guaranty, dated as of February 14, 2008, among Mortgagor, the other Persons from time to time thereto and Mortgagee.”

(b) Effective as of the date hereof, the Mortgage is hereby amended by deleting each reference to the words “Sonterra Resources, Inc.” and in each case substituting therefor the words “Sonterra Oil & Gas, Inc.”

No Further Amendment.

This Amendment is given solely to amend and modify the Mortgage as set forth herein. No further amendment or modification of the Mortgage is made or intended, and the respective terms and provisions thereof shall, as expressly amended and modified hereby, continue in full force and effect after the date hereof. The warranties, representations, covenants and agreements contained in the Mortgage as herein expressly amended, are hereby ratified, approved and confirmed in every respect. Mortgagor also hereby (i) agrees that, from and after the date of this Amendment, each reference in the Mortgage to the term “Indebtedness” shall mean and be a reference to such term as defined in the Section 1.03 of the Mortgage, as such Section 1.03 is amended pursuant to Section 2 of this Amendment, (ii) expressly ratifies and confirms, as of the date of the Mortgage and as of the date hereof, the grant by Mortgagor of the lien on the Land and all of the other property and interests in property created or intended to be created by the Mortgage, in each case as amended and modified hereby and (iii) represents and warrants that Mortgagor has not created or suffered or permitted to exist any other lien upon or in any such property or interests in property subsequent to the execution and delivery of the Mortgage, other than as expressly permitted pursuant to the terms and provisions thereof. Mortgagor has no claims, claims of offset or causes of action against Mortgagee, and no defenses to its performance of all Indebtedness (as such term is defined in the Mortgage after giving effect to this Amendment).

No Release.

The indebtedness, liabilities and other obligations secured by the Mortgage are continuing obligations and nothing contained herein shall be deemed to release, terminate or subordinate any lien created or evidenced thereby and all such liens and the priority thereof shall relate back to the recordation date for the Mortgage as referenced herein. This Amendment is not intended and shall not be deemed or construed to in any way affect the enforceability or priority of the Mortgage or constitute a novation, termination or replacement of all or any part of the indebtedness, liabilities or other obligations secured thereby.

Governing Law; Severability.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The invalidity, illegality or unenforceability of any provision of this Amendment shall not affect or impair the validity, legality or enforceability of the remainder of this Amendment or the Mortgage, and to this end, the provisions of this Amendment are declared to be severable.

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Signature page follows]

IN WITNESS WHEREOF, Mortgagor has executed this Amendment on the date set forth in the acknowledgments hereto, to be effective as of the date first above written.

MORTGAGOR:

SONTERRA OIL & GAS, INC. (f/k/a SONTERRA RESOURCES, INC.), a Delaware corporation

By:	/s/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	President

[Signature Page to Second Amendment to Mortgage]